UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2015

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06             Material Impairments

On June 24, 2015, HCP, Inc. (the “Company”) determined that its investment in 12.25% senior unsecured notes due 2020 (the “Notes”) issued by Elli Investments Limited (“Elli”), a subsidiary of Terra Firma, as part of the financing for Elli’s acquisition of Four Seasons Health Care (“Four Seasons”), is impaired. The Company purchased an aggregate par value of £138.5 million of the Notes at a discount for £136.8 million in June 2012, representing 79% of the total £175 million issued and outstanding Notes. The Company determined that there is an other-than-temporary decrease in the estimated fair value of the Notes resulting from significant deterioration in Four Seasons’ operating performance since the fourth quarter of 2014. This decline in performance is due to (i) increased labor and central corporate costs; (ii) elevated levels of care home embargoes; and (iii) lower occupancy due to an above-average winter death rate during the first quarter of 2015. Accordingly, the Company expects to record a non-cash impairment charge in the second quarter of 2015 of approximately $42 million, or $0.09 per diluted share, reducing the carrying value of the Company’s Notes to an estimated $174 million (£111 million). Elli remains obligated to repay the aggregate par value of the Notes at maturity, including interest payments due June 15 and December 15 each year, is current on its contractual interest payments and is in compliance with its obligations under the Notes.

Four Seasons is the largest elderly and specialist care provider in the United Kingdom, operating approximately 470 care homes and specialist care centers located throughout the United Kingdom. As of March 31, 2015, Elli owned a freehold interest in over 50% of its facilities under management and had £86.7 million of cash on hand. In addition to the £175 million of Notes described above, Elli has debt obligations of £350 million of 8.75% senior secured notes due 2019 and a £40 million secured term loan due 2017.

Item 7.01              Regulation FD Disclosure

Updated Guidance for Full Year 2015

The Company is updating its full year 2015 guidance solely to reflect the impact of the estimated non-cash impairment charge described above and the previously announced severance charge of $0.015 per diluted share in connection with the resignation of the Company’s Executive Vice President and Chief Investment Officer. The updated guidance does not reflect the impact of future unannounced acquisitions and dispositions, and is as follows: the Company expects Funds From Operations (“FFO”) per share to range between $1.92 and $1.98 and earnings per share to range between $0.74 and $0.80. Excluding the charges described above, the Company continues to expect full year 2015 FFO as adjusted per share to range between $3.09 and $3.15 and Funds Available for Distribution (“FAD”) per share to range between $2.66 and $2.72.

FFO, FFO as adjusted and FAD are supplemental non-GAAP financial measures that the Company believes are useful in evaluating the operating performance of real estate investment trusts. A reconciliation of these non-GAAP financial measures to GAAP earnings per share is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Forward-Looking Statements

The statements contained in this Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, among other things, the Company’s expectations with respect to (i) net income, FFO, FFO as adjusted and FAD applicable to common shares on a diluted basis for the full year of 2015; and (ii) the Company’s expectations with respect to its investment in the Notes. These statements are made as of the date hereof, are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company and its management’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. These risks and uncertainties include but are not limited to: our reliance on a concentration of a small number of tenants and operators for a significant portion of our revenues; the financial weakness of tenants and operators, including potential bankruptcies and downturns in their businesses, which results in uncertainties regarding the Company’s ability to continue to realize the full benefit of such tenants’ and/or operators’ leases; the ability of our tenants and operators to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and to generate sufficient income to make their rent and loan payments and the Company’s ability to recover investments made, if applicable, in their operations; competition for tenants and operators, including with respect to new leases and mortgages and the renewal or rollover of existing leases; availability of suitable properties to acquire at favorable prices and the competition for the acquisition and financing of those properties; the Company’s ability to negotiate the same or better terms with new tenants or operators if existing leases are not renewed or the Company exercises its right to replace an existing tenant or operator upon default; the risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision making authority and reliance on its partners’ financial condition and continued cooperation; the risk that the Company may not be able to achieve the benefits of investments, including our investment in the Notes, within expected time frames or at all, or within expected cost projections; the potential impact of future litigation matters, including the possibility of larger than expected litigation costs, adverse results and related developments; the effect on healthcare providers of legislation addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements; changes in federal, state or local laws and regulations, including those affecting the healthcare industry that affect the Company’s costs of compliance or increase the costs, or otherwise affect the operations, of its tenants and operators; volatility or uncertainty in the capital markets, the availability and cost of capital as impacted by interest rates, changes in the Company’s credit ratings, and the value of its common stock, and other conditions that may adversely impact its ability to fund its obligations or consummate transactions, or reduce the earnings from potential transactions; changes in global, national and local economic conditions, and currency exchange rates; changes in the credit ratings on United States (“U.S.”) government debt securities or default or delay in payment by the U.S. of its obligations; the Company’s ability to manage our indebtedness level and changes in the terms of such indebtedness; the ability to maintain the Company’s qualification as a real estate investment trust; and other risks and uncertainties described from time to time in the Company’s Securities and Exchange Commission filings, including its 2014 Annual Report on Form 10-K and quarterly reports on Form 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. These statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibit.  The following exhibit is being furnished herewith:

No.	Description

99.1	Reconciliation of HCP, Inc.’s projected FFO, FFO as adjusted and FAD per share to GAAP earnings per share for full year 2015

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: June 24, 2015	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Reconciliation of HCP, Inc.’s projected FFO, FFO as adjusted and FAD per share to GAAP earnings per share for full year 2015